UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

Tower Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor

New York, NY 10271

(Address of principal executive offices)

(212) 655-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Tower Group, Inc. (the “Company”) held its special meeting of stockholders on March 12, 2013. At that special meeting, the Company’s stockholders voted to approve the Agreement and Plan of Merger, dated as of July 30, 2012, among the Company, Canopius Bermuda, Delaware Purchaser and Merger Sub, and voted to approve the merger. The Company’s stockholders, in an advisory vote, voted not to approve certain compensatory arrangements between Tower and its named executive officers that are based on or otherwise relate to the merger as described in the proxy statement/prospectus. The Company’s stockholders voted to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the special meeting to adopt the merger agreement and approve the merger, but in view of the approval of the merger by the stockholders, this was not necessary. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 – Approval of the Agreement and Plan of Merger, dated as of July 30, 2012, among the Company, Canopius Bermuda, Delaware Purchaser and Merger Sub and approval of the merger

Votes For	Votes Against	Votes Abstained
33,144,293	115,502	4,842

Item 2 – Advisory vote on certain compensatory arrangements between Tower and its named executive officers that are based on or otherwise relate to the merger as described in the proxy statement/prospectus

Votes For	Votes Against	Votes Abstained
13,131,341	20,072,154	61,142

Item 3 – Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the special meeting to adopt the merger agreement and approve the merger

Votes For	Votes Against	Votes Abstained
31,088,616	2,159,077	16,944

At the special meeting of stockholders, as noted above, 39.5% of the shares present in person or by proxy were cast in an advisory vote in support of the compensatory arrangements between the Company and its named executive officers that are based on or otherwise relate to the merger as described in the proxy statement/prospectus. However, pursuant to the terms of the Company’s 2008 Long Term Equity Compensation Plan, which was approved by the Company’s stockholders at the Company’s annual meeting of stockholders on May 15, 2008, the Company is required to comply with such compensatory arrangements. Therefore, in accordance with such terms, the unvested shares of stock issued to the participants in such Plan will vest upon the closing of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: March 12, 2013	/s/ Elliot S. Orol
ELLIOT S. OROL Senior Vice President, General Counsel and Secretary